Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.2090%



        Excess Protection Level
          3 Month Average   7.39%
            June, 2001   6.94%
            May, 2001   7.69%
            April, 2001   7.55%


        Cash Yield                                  18.98%


        Investor Charge Offs                         5.67%


        Base Rate                                    6.37%


        Over 30 Day Delinquency                      4.78%


        Seller's Interest                            8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $57,876,901,808.74


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,631,211,247.25